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                               GENESEE CORPORATION
                                AND SUBSIDIARIES

                                   EXHIBIT 32

                            CERTIFICATION PURSUANT TO
                             18 U.S.C SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Genesee Corporation (the "Company") on Form 10-Q for the period ending January 31, 2004 as filed with the Securities and Exchange commission on the date hereof (the "Report") I, Steven M. Morse, Vice President and Chief Financial Officer (as Principal Financial Officer) of the Company, certify pursuant to 18 U.S.C Section 1350, as adopted pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (ii) The information contained in the Report presents, in all material respects, the financial condition and results of operations of the Company.

                                    /s/ Steven M. Morse
                                    -----------------------------------
                                    Steven M. Morse
                                    Vice President and Chief Financial Officer

                                    March 4, 2004

                            CERTIFICATION PURSUANT TO
                             18 U.S.C SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Genesee Corporation (the "Company") on Form 10-Q for the period ending January 31, 2004 as filed with the Securities and Exchange commission on the date hereof (the "Report") I, Stephen B. Ashley, President of the Company, certify pursuant to 18 U.S.C Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

         (i) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (ii) The information contained in the Report presents, in all material respects, the financial condition and results of operations of the Company.

                                    /s/ Stephen B. Ashley
                                    ----------------------------
                                    Stephen B. Ashley
                                    President

                                    March 4, 2004